UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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Xcel Energy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M23549-P88093 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials and voting instructions online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. XCEL ENERGY INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2010. XCEL ENERGY INC. 414 NICOLLET MALL MINNEAPOLIS, MN 55401 Meeting Information Meeting Type: Annual For holders as of: March 23, 2010 Date: May 19, 2010 Time: 11:00 a.m. MDT Location: 1800 Larimer Street Second Floor Denver, Colorado See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Directions: For Driving Directions to the Annual Meeting, please see the Notice of Internet Availability of Proxy Materials posted on www.proxyvote.com.

M23550-P88093 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote Please Choose One of the Following Voting Methods Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2010 to facilitate timely delivery. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items M23551-P88093 1b. Richard K. Davis 1e. Albert F. Moreno 1c. Benjamin G.S. Fowke III 1d. Richard C. Kelly 1h. David A. Westerlund 1f. Christopher J. Policinski 1g. A. Patricia Sampson 1i. Kim Williams 1j. Timothy V. Wolf 2. Company proposal for approval of the performance measures available under the Xcel Energy Inc. Executive Annual Incentive Award Plan, as amended and restated. 5. Shareholder proposal regarding annual advisory vote on executive compensation. 3. Company proposal for approval of the performance measures available under the Xcel Energy Inc. 2005 Long-Term Incentive Plan and an amendment to the plan to include non-employee directors as eligible participants. 4. Company proposal to ratify the appointment of Deloitte and Touche LLP as Xcel Energy Inc.'s independent registered public accounting firm for 2010. 1a. Fredric W. Corrigan Election of Directors 1. To elect a board of directors to hold office until the next annual meeting of shareholders and until their respective successors have been elected or appointed. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. The Board of Directors recommends a vote "FOR" the Nominees listed in Item 1 and "FOR" Items 2, 3 and 4. The Board of Directors recommends a vote "AGAINST" Item 5.

M23552-P88093